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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Petroleum Helicopters, Inc. on Form S-8 of our report dated March 29, 2001, appearing in the Annual Report on Form 10-K of Petroleum Helicopters, Inc. for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP


New Orleans, Louisiana
November 21, 2001